Supplement dated October 19, 2018 to the Prospectus dated May 1, 2013 for

Pacific Select Accumulator, Pacific Select Choice, M’s Versatile Product-Survivorship

Pacific Select Estate Preserver Last Survivor,

Pacific Select Estate Preserver II Last Survivor,

Pacific Select Estate Preserver III Last Survivor,

Pacific Select Estate Preserver IV Last Survivor,

Pacific Select Estate Preserver V Last Survivor

Flexible Premium Variable Life Insurance Policies

and the Pacific Select Estate Maximizer Modified Single

Premium Variable Life Insurance Policy (each a “Policy”)

Issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the Policy Prospectus unless otherwise defined herein. "We," "us," or "our" refer to Pacific Life Insurance Company; "you" or "your" refer to the Policy Owner. This supplement must be preceded or accompanied by the Prospectus for your Policy, as supplemented (the “Policy Prospectus”). Please retain it for future reference.

Reorganization of the Floating Rate Loan Portfolio and Transfer to the Floating Rate Income Portfolio

On September 26, 2018, the Board of Trustees of Pacific Select Fund approved a plan of reorganization for vote by affected Policy Owners. If the reorganization is approved, Floating Rate Loan Portfolio fund shares will be transferred to the Floating Rate Income Portfolio and the reorganization will take place on or about March 1, 2019 (the “Reorganization Date”). Effective February 27, 2019, no purchases or transfers into the Floating Rate Loan Portfolio will be accepted. This is not a reorganization of your Policy, it is only a transaction involving the Floating Rate Loan Portfolio and the Floating Rate Income Portfolio.

For thirty (30) calendar days before the Reorganization Date, if you have Accumulated Value allocated to the Variable Account investing in the Floating Rate Loan Portfolio, you may make a one-time transfer of all or a portion of such Accumulated Value to any other available Variable Account without the transfer counting towards the twenty-five (25) transfers permitted each calendar year. All other transfers are subject to limitations as described in your Policy Prospectus.

On the Reorganization Date, any Accumulated Value that remains allocated to the Variable Account investing in the Floating Rate Loan Portfolio after the close of business will be transferred to the Variable Account investing in the Floating Rate Income Portfolio. Such transfers will be based on the applicable Variable Account unit values, and the relative net asset values of the Floating Rate Loan Portfolio and the Floating Rate Income Portfolio, as of the close of business on the Reorganization Date. You will not incur any tax liability because of the reorganization and your Accumulated Value immediately before the reorganization will be equal to your Accumulated Value immediately after the reorganization. The reorganization transactions will not be treated as transfers that count toward the number of transfers that may be made in a given calendar year.

After the Reorganization Date, the Floating Rate Loan Portfolio Variable Account will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Floating Rate Loan Portfolio Variable Account will be deemed an instruction for the Floating Rate Income Portfolio Variable Account. This includes, but is not limited to, instructions for premium payment allocations, partial withdrawals, and transfer instructions (including instructions under any systematic transfer option). During the thirty (30) calendar day period after the Reorganization Date, you may make a one-time transfer out of the Floating Rate Income Portfolio Variable Account without the transfer counting towards the transfer limitations described in your Policy Prospectus. All other transfers are subject to limitations as described in your Policy Prospectus.

Please work with your life insurance producer to determine if your existing allocation instructions should be changed before or after the Reorganization Date. You may submit a transfer request to us by email at Transactions@pacificlife.com, by fax at (866) 398-0467, by telephone at (800) 347-7787, or by using any other means described in the Policy Prospectus. Please see POLICY BASICS – Timing of Payments, Forms and Requests in the Policy Prospectus for details.

Any references to the Floating Rate Loan Portfolio are deleted from the Policy Prospectus after the Reorganization Date.

Pacific Select Fund Portfolio Manager/Subadviser Change

The Manager/Subadviser for the Currency Strategies Portfolio will change from two subadvisers to one subadviser. UBS Asset Management (Americas) will now be the sole subadviser.

For more information on the subadviser changes, see the Pacific Select Fund Prospectus. You can obtain a Pacific Select Fund prospectus and any supplements by contacting your financial advisor or online at www.PacificLife.com/PacificSelectFund.html.

Form No. 15-47888-00